THE MARSICO INVESTMENT FUND

Marsico Focus Fund
Marsico Growth Fund
Marsico 21st Century Fund
Marsico International Opportunities Fund
Marsico Flexible Capital Fund
Marsico Global Fund
(each a "Fund" and together the "Funds")

Supplement dated November 30, 2017
to the Prospectus and Statement of Additional Information ("SAI")
 dated January 30, 2017, as supplemented

All of the changes described below are effective beginning December 1, 2017.

Amended Rule 12b-1 Plan:

The Board of Trustees of the Funds has approved a Second Amended and Restated Distribution and Service Plan ("Amended Rule 12b-1 Plan").

The Amended Rule 12b‑1 Plan clarifies that, while the maximum 12b-1 Fee rate remains limited to 0.25% per annum of each Fund's average daily net assets as under the prior plan, one or more Funds may be charged a lower rate from time to time upon Board approval, and the rate may vary by Fund. The Amended Rule 12b-1 Plan also clarifies that previously accrued amounts of the 12b‑1 Fee for each Fund may be used by that Fund to pay any current or previously accrued expenses of the Fund authorized by the Amended Rule 12b-1 Plan, including non-distribution expenses authorized by the Plan.

Pursuant to the Amended Rule 12b-1 Plan, the Board of Trustees has determined to cause the Marsico Focus Fund, Marsico Growth Fund, and Marsico 21st Century Fund to accrue 12b‑1 Fees at a rate of 0.20% per annum of the average daily net assets of each Fund, commencing December 1, 2017, and continuing until such time as the Board authorizes a different rate (not exceeding 0.25% per annum).

Reduction in Expense Caps:

The Funds' Investment Adviser, Marsico Capital Management, LLC, has agreed to reduce the expense caps applicable to each Fund for the benefit of the Funds and their shareholders. The Investment Adviser previously entered into an expense limitation agreement under which it agreed to waive or limit its advisory fees or reimburse the Funds for covered expenses1 if the expenses exceeded certain expense caps. The new expense limitation agreement replaces the previous agreement (which was to have remained in effect through January 31, 2018), and reduces expense caps to the following levels (through January 31, 2019):

[1]
The expense cap on each Fund’s expenses covers the annualized ratio of total ordinary operating expenses of that Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage, and extraordinary expenses) to average daily net assets of that Fund.

* Marsico Focus Fund – Expense cap reduced from 1.60% to 1.45%
* Marsico Growth Fund – Expense cap reduced from 1.50% to 1.45%
* Marsico 21st Century Fund – Expense cap reduced from 1.50% to 1.45%
* Marsico International Opportunities Fund – Expense cap reduced from 1.60% to 1.50%
* Marsico Flexible Capital Fund – Expense cap reduced from 1.60% to 1.45%
* Marsico Global Fund – Expense cap reduced from 1.60% to 1.50%

Changes to Prospectus and SAI:

Effective immediately, changes reflecting the matters discussed above are deemed to be made to the Funds' Prospectus, including:

•
in the Annual Fund Operating Expenses table item entitled "Distribution and Service (12b-1) Fees" for the Marsico Focus Fund, Marsico Growth Fund, and Marsico 21st Century Fund to reflect the reduction in the fee to 0.20% and the accompanying Example;

•
in the footnotes to the Annual Fund Operating Expenses table discussing the expense limitation agreement for the Marsico International Opportunities Fund and the Marsico Global Fund (to reflect the new expense caps and the termination date of the expense limitation agreement); and

•
the third paragraph of the section of the Prospectus entitled "More Information About the Funds/Fund Management—The Investment Adviser" discussing the expense limitation agreement to reflect the new expense caps and the termination date of the expense limitation agreements. Conforming changes also are deemed to be made to the SAI.

Shareholders should keep in mind the reduced 12b-1 Fees for the three affected Marsico Funds named above and the reduced expense caps for the six Marsico Funds listed above when reviewing the identified provisions of the Prospectus and SAI.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE